American Skandia Trust
   Supplement dated February 2, 1999 to the Prospectus dated December 31, 1998


                AST American Century Strategic Balanced Portfolio

         Effective March 1, 1999, a quantitative, computer-aided process will be implemented for the selection of securities for the equity portion of the AST American Century Strategic Balanced Portfolio (the "Portfolio"). These changes will occur in connection with the change in the portfolio managers for the equity portion of the Portfolio to those persons listed in the section of the December 31, 1998 prospectus entitled "Management of the Trust - Sub-advisors - American Century Investment Management, Inc." (on page 117).

         Accordingly, the section of the prospectus entitled "Investment Objectives and Policies -- AST American Century Strategic Balanced Portfolio -- Investment Policies -- Equity Investments" (on pages 68-69) is deleted and replaced with the following:

         Equity Investments. With the equity portion of the Portfolio, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies as measured by market capitalization. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the manager uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.